United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K/A
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2026 (October 30, 2025)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported by Louisiana-Pacific Corporation (“LP”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 3, 2025 (the “Initial Form 8-K”), on October 30, 2025, Jason Ringblom, who currently serves as the President of LP, was appointed Chief Executive Officer of LP, effective February 19, 2026 (the “Effective Date”). This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to disclose (i) Mr. Ringblom’s compensation arrangements approved by the Compensation Committee of the Board (the “Committee”) in connection with his appointment as Chief Executive Officer, and (ii) Mr. Ringblom’s expected entry into a new form of severance agreement with LP.
On February 12, 2026, the Committee determined Mr. Ringblom’s total compensation in connection with his appointment as Chief Executive Officer. Mr. Ringblom’s annual base salary will be $900,000, effective as of the Effective Date, and he will be eligible to participate in LP’s Annual Incentive Plan with a target payout value equal to 120% of his annual base salary. In addition, as part of LP’s annual long-term equity incentive grants, Mr. Ringblom will receive awards of restricted stock units (“RSUs”) and performance stock units (“PSUs”) under LP’s 2022 Omnibus Stock Award Plan with grant date values of $1,800,000 and $2,700,000, respectively, the terms of which will be consistent with those described for LP’s annual long-term equity incentive awards in its previous filings with the SEC. The number of RSUs and PSUs granted to Mr. Ringblom will be calculated based on the closing price of LP’s common stock on February 12, 2026, the grant date of such awards.
In accordance with LP’s customary practice, on February 19, 2026, Mr. Ringblom and LP will enter into LP’s standard form of severance agreement for its Chief Executive Officer (the “Severance Agreement”), pursuant to which Mr. Ringblom will be entitled to receive severance payments, in addition to certain accrued compensation and benefits, if Mr. Ringblom’s employment is terminated by LP other than due to “cause” (as defined in the Severance Agreement), death or disability, or by Mr. Ringblom for “good reason” (as defined in the Severance Agreement), as described in LP’s Current Report on Form 8-K filed with the SEC on May 14, 2019 (which description is incorporated herein by reference). The description of the Severance Agreement is qualified in its entirety by reference to the full text of the form of Severance Agreement, which is filed as Exhibit 10.9 to LP’s Annual Report on Form 10-K filed with the SEC on February 19, 2025.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the beliefs and assumptions of, and on information currently available to, our management; assumptions upon which such forward-looking statements are based are also forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future,” as well as similar expressions, or the negative or other variations thereof. Forward-looking statements include other statements regarding matters that are not historical facts, including statements regarding entry into the severance agreement, among other matters. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond LP’s control, including the risks and uncertainties disclosed in LP’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Except as required by law, LP does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect new information, subsequent events, or circumstances arising after the date hereof.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: February 13, 2026